UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2010

UNION NATIONAL FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 492-2222

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

ITEM 3.02.   Unregistered Sales of Equity Securities.

On March 1, 2010, Union National Financial Corporation (the “Corporation”) terminated the offering of its 5% Non-Cumulative Non-Voting Convertible Perpetual Preferred Stock, Series A, at $1,000 per share (the “Series A Preferred Stock”).  Total cumulative sales made during the offering were 1,275 shares of Series A Preferred Stock.  All sales were made as a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to an exemption under Section 4(2) thereof, and Rule 506 of SEC Regulation D promulgated thereunder.

A complete description of the Series A Preferred Stock is qualified in its entirety by reference to the Certificate of Designations attached hereto as Exhibit 4.1 which is incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits.

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

Exhibit Number	Description
4.1	Certificate of Designations of the Series A Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNION NATIONAL FINANCIAL CORPORATION
(Registrant)

Dated: March 5, 2010	/s/ Mark D. Gainer
Mark D. Gainer
Chairman, President, and Chief Executive Officer

Exhibits

Exhibit Number	Description
4.1	Certificate of Designations of the Series A Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K dated September 15, 2009).